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                                                                    EXHIBIT 10.3

                               ATHENAHEALTH, INC.

                      2000 STOCK OPTION AND INCENTIVE PLAN

1.   Purpose and Eligibility

     The purpose of this 2000 Stock Option and Incentive Plan (the "Plan") of athenahealth.com, Inc. (the "Company") is to provide stock options and other equity interests in the Company (each an "Award") to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained in Section 8.

2.   Administration

     a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

     b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

     c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.   Stock Available for Awards

     a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is 2,000,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 2,000,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

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     b. Per-Participant Limit. Subject to adjustment under Section 3(c), no
Participant may be granted Awards during any one fiscal year to purchase more than 500,000 shares of Common Stock.

     c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.   Stock Options

     a. General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

     b. Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option, or an Option that could qualify but intentionally is not granted as an Incentive Stock Option, is referred to herein as a "Nonstatutory Stock Option".

     c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

     d. Duration of Options. Each Option shall be exercisable at such times and shall be subject to such terms and conditions as the Board may specify in the applicable option agreement.

     e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.


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     f. Payment Upon Exercise. Common Stock purchased upon the exercise of an
Option shall be paid for by one or any combination of the following forms of payment:

          (i) by check payable to the order of the Company;

          (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.   Restricted Stock

     a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.   Other Stock-Based Awards

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.


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7.   General Provisions Applicable to Awards

     a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

     c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

     e. Acquisition of the Company

          (i) Consequences of an Acquisition. Unless otherwise provided in the applicable Option or Award, upon the consummation of an Acquisition: (x) all outstanding Awards shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall be automatically substituted for the shares of Common Stock then subject to such Awards either (A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (B) shares of stock of the surviving or acquiring corporation or (C) such other securities as the Board deems appropriate (the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition), and (y) the vesting provisions of all the unvested Awards shall become accelerated by a period of one year. In the event that any such Participant who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition is terminated without "cause" (as defined in the applicable option agreement) or terminates his or her own employment "for good reason" (as defined in the applicable option agreement) prior to the first anniversary of the consummation of the Acquisition, then immediately upon such termination (1) all unvested Options then outstanding shall become immediately exercisable in full and will terminate, to the extent unexercised, on their scheduled expiration date, and if the shares of Common Stock subject to such Options are subject to repurchase provisions then such repurchase restrictions shall


                                       -4-

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immediately lapse; (2) all Restricted Stock Awards then outstanding shall become free of all repurchase provisions; and (3) all other stock-based Awards shall become exercisable, realizable or vested in full, or shall be free of all repurchase provisions as the case may be.

An "Acquisition" shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

          (ii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

          (iii) Pooling-of Interests-Accounting. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

          (iv) Parachute Awards. Notwithstanding the provisions of Section 7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under
Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the
Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

     f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax


                                       -5-

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liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(e)(iii), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.   Miscellaneous

     a. Definitions.

          (i) "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of athenahealth.com, Inc., as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of athenahealth.com, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.


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          (ii) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

          (iii) "employee" for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company.

     b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

     c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     d. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

     e. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

     f. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

                                        Adopted by the Board of Directors on
                                        January 28, 2000

                                        Approved by the stockholders on
                                        March 31, 2000


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

ADDENDUM A TO THE
ATHENAHEALTH, INC.
2000 STOCK OPTION AND INCENTIVE PLAN

     NOTWITHSTANDING ANYTHING STATED TO THE CONTRARY IN THE ATHENAHEALTH, INC. 2000 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED TO DATE (THE "PLAN"), THIS ADDENDUM TO THE PLAN SHALL APPLY FOR PURPOSES OF ALL AWARDS GRANTED UNDER THE PLAN TO EMPLOYEES, OFFICERS, DIRECTORS, CONSULTANTS AND ADVISORS LOCATED IN THE STATE OF CALIFORNIA UNTIL SUCH TIME AS THE COMMON STOCK BECOMES SUBJECT TO THE REPORTING REQUIREMENTS OF SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL CAPITALIZED TERMS, TO THE EXTENT NOT DEFINED HEREIN, SHALL HAVE THE MEANINGS SET FORTH IN THE PLAN.

     1. Exercise Price. The exercise price per share for the Common Stock covered by an Option shall be determined by the Board at the time of grant; provided that, if the Option is: (i) a Nonstatutory Stock Option and the Participant is not an individual who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (a "10% Owner Optionee"), the exercise price may be no less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date the Option is granted (as determined by the Board or as determined pursuant to the applicable Stock Option Agreement); (ii) an Incentive Stock Option and the Participant is not a 10% Owner Optionee, the exercise price may be no less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Option is granted (as determined by the Board or as determined pursuant to the applicable Stock Option Agreement), or (iii) granted to a 10% Owner Optionee (whether an Incentive Stock Option or a Nonstatutory Stock Option), the exercise price may be no less than one hundred ten percent (110%) of the fair market value of a share of stock on the date the Option is granted (as determined by the Board or as determined pursuant to the applicable Stock Option Agreement). Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another stock option in a manner qualifying under the provisions of Section 424(a) of the Code.

     2. Purchase Price. The purchase price for any shares of Common Stock purchased pursuant to a Restricted Stock Award shall be at least eighty-five percent (85%) of the fair market value of the Common Stock (as determined by the Board or as determined pursuant to the applicable Award agreement) at the time the Participant is granted such Restricted Stock Award or at the time the purchase is consummated. Notwithstanding the foregoing, if the Restricted Stock Award is granted to a 10% Owner Optionee, the purchase price shall be one hundred percent (100%) of the fair market value of the Common Stock (as determined by the Board or as determined pursuant to the applicable Award agreement) at the time the Participant is granted such Award or at the time the purchase is consummated.

     3. Exercisability and Option Term. Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Board and set forth in the Stock Option Agreement evidencing such Option; provided that, with the exception of Options granted to officers, directors, consultants or advisors of the


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Company or any Subsidiary, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the date of grant of such Option, subject to the Participant's continued business relationship with the Company. Notwithstanding the foregoing, no Option shall be exercisable on or after the tenth (10th) anniversary of the date of grant of such Option or, in the case of a 10% Owner Optionee who is granted an Incentive Stock Option, such Incentive Stock Option shall not be exercisable on or after the fifth (5th) anniversary of the date of grant of such Option.

     4. Termination of Business Relationship. In the event that a Participant's business relationship with the Company terminates, such Participant may thereafter exercise its Option, to the extent that it was vested and exercisable on the date of such termination, until the date specified below. Any portion of the Option that is not exercisable on the date of termination of such business relationship with the Company shall immediately expire and be null and void. Once any portion of the Option becomes vested and exercisable, the Participant's right to exercise such Option (or the Participant's representatives and legatees as applicable) in the event of a termination of the Participant's business relationship shall continue until the earliest of: (i) the date which is: (A) 180 days following the date on which the Participant's business relationship with the Company terminates due to death or disability, or (B) three (3) months following the date on which the Participant's business relationship with the Company terminates if the termination is due to any other reason, or (ii) the expiration date set forth in the Stock Option Agreement; provided that, notwithstanding the foregoing, a Stock Option Agreement may provide that if the Participant's business relationship with the Company is terminated for Cause (as defined in the applicable Stock Option Agreement), the Option shall terminate immediately and be null and void upon the date of the Participant's receipt of written notice of such termination and shall not thereafter be exercisable. For purposes hereof, "disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Code.

     5. Nontransferability of Option. No Option shall be transferable by the Participant otherwise than by will or the laws of descent and distribution; provided that, a Nonstatutory Stock Option may provide in the applicable Stock Option Agreement that it is transferable in any manner permitted by Rule 701 of the Act.

     6. Provision of Information. At least annually, each Participant shall receive financial statements of the Company; provided that, the Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

     7. Repurchase Rights. Shares of Common Stock issued pursuant to Awards may be subject to one or more repurchase rights or other conditions and restrictions as determined by the Board and set forth in the applicable Award agreement. Any repurchase right shall be at such repurchase price as is set forth in the Award agreement provided that: (a) if the repurchase price is equal to at least the fair market value of the shares to be repurchased (measured as of the date of termination of employment), then such repurchase right must be exercised for cash or cancellation of purchase money indebtedness for such shares within ninety (90) days of the termination of employment (or, in the case of securities issued upon exercise of an Option, within ninety (90) days of the exercise of the applicable Option) and such repurchase right must terminate upon the initial public offering of the Company's securities; and (b) if the


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

repurchase price is equal to the original purchase price, such repurchase right must lapse at a rate of at least twenty percent (20%) per year from the date of grant of the Award and such repurchase right must be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of the termination of employment (or, in the case of securities issued upon exercise of an Option, within ninety (90) days of the exercise of the applicable Option). Notwithstanding the foregoing, Awards held by officers, directors, consultants or advisors of the Company may be subject to additional or greater restrictions.


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



                                SECOND AMENDMENT
                                     TO THE
                               ATHENAHEALTH, INC.
                      2000 STOCK OPTION AND INCENTIVE PLAN

     Pursuant to the powers reserved to it in Section 8(e) of the athenahealth, Inc. 2000 Stock Option and Incentive Plan (the "Plan"), the Board of Directors of athenahealth, Inc. (the "Company") hereby amends the Plan, effective as of July 27, 2006, as follows:

          1. Section 2 of the Plan is amended by adding the following new paragraph (d) to the end thereof:

     "d. Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Board, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Board determines such actions to be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as addenda, which addenda currently include Addendum B (governing Awards to individuals in India), but which may include additional addenda in the future in the Board's sole discretion); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3
    (a) of the Plan; and (v) take any action, before or after an Award is made, that the Board determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Board may not take any actions hereunder, and no Awards shall be granted, that would violate any applicable United States securities law, the Code, or any other applicable United States governing statute or law."

          2. The Plan is further amended by adding the following "Addendum B - Terms of Awards to Individuals in India" to the end thereof:

                               "ADDENDUM B TO THE
                               athenahealth, Inc.
                      2000 STOCK OPTION AND INCENTIVE PLAN
                     Terms of Awards to Individuals in India

     Notwithstanding anything stated to the contrary in the athenahealth, Inc. 2000 Stock Option and Incentive Plan, as amended to date (the "Plan"), this Addendum to the Plan shall apply for purposes of all Awards granted under the Plan to employees, officers, directors, consultants and advisors located in India. All capitalized terms, to the extent not defined herein, shall have the meanings set forth in the Plan.

          1. Exercise of Stock Options - Regulatory Requirements for purchasing shares of Common Stock

          1.1 Under applicable law, including without limitation, the Foreign Exchange Management (Transfer or Issue of any Foreign Security) Regulations, 2000 ("Regulations") framed by Reserve Bank of India ("RBI") as amended by Notification No. FEMA 120/RB-2004 dated July 7, 2004 (as may be amended/substituted from time to time), Participants who are resident in India and are employees or directors of AthenaNet India Private Limited ("the Indian Subsidiary") may, subject to the provisions of the Plan, exercise the Options granted to them to purchase shares of Common Stock without seeking any prior approval from the RBI by remitting money out of India for such exercise/purchase. There is currently no limit on the amount of money that may be remitted by such Participants for exercising such Options.

          1.2 In accordance with the Regulations, any Participant resident in India (whether an employee, officer, director, advisor or consultant of the Company or of the Indian Subsidiary) may also acquire the shares of Common Stock by way of exercise on a cashless basis with no foreign remittance being made from India to acquire the securities.

          1.3 Participants resident in India (who are advisors or consultants of the Company or the Indian Subsidiary) are also permitted to make a remittance up to the value of US$25,000 per calendar year for purchasing shares of Common Stock in the Company without seeking any prior approval from the RBI.

          1.4 It is hereby clarified that clauses 1.1 - 1.3 above merely summarize the Indian law requirements for exercise of the Options by Participants resident in India as in effect on the date of introduction of the Plan for Participants resident in India. Any exercise of the Options at any time shall always be subject to any restrictions/conditions that may be stipulated under Indian laws from time to time and Participants shall be responsible for complying with the same.

          2. Terms of the Plan/Options.

          2.1 Total Number of Shares. The total number of shares of Common Stock that may be issued under the Plan is 5,237,821, subject to adjustment as set forth in Section 3(c) of the Plan.

          2.2 Eligibility. The class of employees who are entitled to participate in the Plan includes all employees, officers, directors, consultants and advisors of the Company and the Indian Subsidiary, provided, however, that an employee who is a "promoter" or belongs to the "promoter group" or a director who either by himself or through his relatives or through any body corporate, directly or indirectly holds more than 10% of outstanding equity shares of the Indian Subsidiary shall not be eligible to participate in the Plan, to the extent that any such employee or director is resident in India.

          2.3 Pricing Formula. The pricing formula on the basis of which shares may be allotted to employees resident in India or the price at which such shares will be offered at the time of grant or exercise of Options is 100% of the fair market value of the

     Company's Common Stock on the date the Options are granted in the case of employees, officers and directors of the Indian Subsidiary resident in India and not less than 85% and not more than 100% of the fair market value of the Company's Common Stock on the date the Options are granted in the case of advisors and consultants of the Company or of the Indian Subsidiary who are resident in India, as determined periodically in good faith by the Board of Directors or a committee of the Board of Directors duly authorized to make such determination in accordance with clause 2.7 below.

          2.4 Number of Shares Awarded. The maximum number of shares of Common Stock that may be issued to any employee is 500,000 in any one fiscal year. Options may be granted to those eligible employees, officers, directors, consultants and advisors who contribute to the growth and success of the Company and/or of the Indian Subsidiary and who are selected from time to time by the Board or the Committee in its sole discretion in consultation with the Board of Directors of the Indian Subsidiary.

          2.5 Shareholder Approval. The Plan was most recently amended and reconfirmed by Directors of the Company on July 22, 2003 and that action was ratified by the shareholders of the Company on July 28, 2003. Shareholder approval will be obtained in the future to the extent it is required under applicable law.

          2.6 Lock-in Period. The lock in period of shares of Common Stock from the date of Option or exercise of Option or purchase of shares under the Plan, as the case may be is determined by the Board of Directors of the Company at the time that the Option is granted. Generally, however, the Board of the Company has granted options with vesting periods providing for one-quarter of the shares to vest on the first anniversary of the grant of the option, with the remainder vesting in equal monthly installments over the 36 months beginning on such first anniversary.

          2.7 Valuation. The basis of valuation of shares of Common Stock (with reference to the Company's account for the last three financial years) and a brief explanation as to how the basis was arrived at is as follows: The Board of Directors and the Compensation Committee of the Board of Directors of the Company periodically reviews various factors regarding the Company's business to determine its good faith judgment regarding the fair market value of the Company's Common Stock. These factors include the Company's financial performance and condition (including the strength of its balance sheet and capital structure), the fair market value attributed to comparable companies in the public markets, as well as other factors ordinarily considered in valuing companies. The Board or Committee may, but is not obligated to, consult a third party valuation expert to assist in its determination. If the Company's Common Stock were ever to be publicly traded on an established stock market, the fair value of the Common Stock would be determined based upon the public market price.

          2.8 Non-Transferability. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a

     Participant, to the extent relevant in the context, shall include references to authorized transferees.

          2.9 No changes shall be effected to the conditions contained in this Addendum B after the date that this Addendum B becomes effective, except as may be required in accordance with the laws of the India or the USA."

          3. Except as so amended, the Plan in all other respects is hereby confirmed.

     IN WITNESS WHEREOF, the Board has caused this Second Amendment to the Plan to be duly executed on this 27th day of July, 2006.

                                        athenahealth, Inc.


                                        /s/ Jonathan Bush
                                        ----------------------------------------
                                        Name: Jonathan Bush
                                        Title: CEO

                               ATHENAHEALTH. INC.
                        INCENTIVE STOCK OPTION AGREEMENT

         athenahealth, Inc. (the "Company") hereby grants the following stock option pursuant to its 2000 Stock Option and Incentive Plan. The Incorporated Terms and Conditions attached hereto are also a part hereof.


Name of Employee (the "Employee"):

Date of this option grant:

Number of shares of the Company's Common
Stock subject to this option ("Option Shares"):

Option exercise price per share:

Number, if any, of Option Shares that may be purchased on or after grant date:

Number of Option Shares subject to vesting schedule:

Veting Start Date:

Vesting Schedule:

On each anniversary of the Vesting Start Date
for each of the following the Vesting Start                     Option Shares
Date:

On the anniversary of the Vesting Start                         All remaining unvested Option
Date:                                                           Shares

Payment alternatives (specify any or all of
Section 7(a)(i) though (iv):                                    Section 7(a)(i) through (iii)

This option satisfies in full all commitments that the Company has to the Employee with respect to the issuance of stock, stock options or other equity securities.
================================================================================

                                               athenahealth, Inc.

---------------------------------
Signature of Employee                          By:
                                                  ------------------------------
---------------------------------              Name of Officer: Carl B. Byers
Street Address                                 Title: Chief Financial Officer

---------------------------------
City/State/Zip Code

                               athenahealth, Inc.

      INCENTIVE STOCK OPTION AGREEMENT -- INCORPORATED TERMS AND CONDITIONS

          1. Grant Under Plan. This option is granted pursuant to and is governed by the Company's 2000 Stock Option and Incentive Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

         2. Grant as Incentive Stock Option. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

          3. Vesting of Option if Employment Continues. The Employee may exercise this option on or after the date of this option grant for the number of shares of the Company's Common Stock, if any, set forth on the cover page hereof. If the Employee has remained continuously employed by the Company through the dates listed on the vesting schedule set forth on the cover page hereof, the Employee may exercise this option for the additional number of shares of the Company's Common Stock set opposite the applicable vesting date. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Employee ceases to be employed by the Company) may be exercised only before the date which is ten years from the date of this option grant.

         4. Termination of Employment.

                  (a) Termination Other Than for Cause. If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option may no longer be exercised after the passage of three months from the Employee's last day of employment, but in no event later than the scheduled expiration date. For purposes hereof, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company's written approval of the leave of absence. For purposes hereof, employment shall include a consulting arrangement between the Employee and the Company that immediately follows termination of employment, but only if so stated in a written consulting agreement executed by the Company that specifically refers to this option. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Employee continuously remains an employee of the Company or any Subsidiary.

                  (b) Termination for Cause. If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), this option shall may no longer be exercised from and after the Employee's receipt of written notice of such termination.

                  (c) Definition of Cause. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Employee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her employment; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company.

         5. Death; Disability.

                  (a) Death. If the Employee dies while in the employ of the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Employee's estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

                  (b) Disability. If the Employee ceases to be employed by the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of employment, only at any time within 180 days after such cessation of employment, but not later than the scheduled expiration date. For purposes hereof, "disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         6. Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

         7. Payment of Exercise Price.

                  (a) Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

                  (i)      by check payable to the order of the Company; or

                  (ii) if the Company's Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

                  (iii) subject to Section 7(b) below, if the Company's Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of the Company's Common Stock having a fair market value equal as of the date of exercise to the option price; or

                  (iv) by check payable to the order of the Company for the par value of the shares being purchased plus delivery of the Employee's [three]-year personal full recourse promissory note for the balance of the exercise price, with such note bearing interest payable not less than annually at the applicable Federal rate, as defined in Section 1274(d) of the Code.

                  In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Company's Common Stock on the principal national securities exchange on which the Company's Common Stock is traded, if the Company's Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Company's Common Stock on the Nasdaq National Market (or successor trading system), if the Company's Common Stock is not then traded on a national securities exchange.

                  (b) Limitations on Payment by Delivery of Common Stock. If
         Section 7(a)(iii) is applicable, and if the Employee delivers Company Common Stock held by the Employee ("Old Stock") to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Company Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

         8. Securities Laws Restrictions on Resale. Until registered under the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"), the Option Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Unless the Option Shares have been registered under the Securities Act, each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

         "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Option Agreement dated as of [date], a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

         9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to
Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

         10. Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.

         11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

         12. No Obligation to Continue Employment. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company to continue the Employee in employment.

         13. Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

         14. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Employee hereby agrees that the Company may withhold from the

Employee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

         15. Restrictions on Transfer; Company's Right of First Refusal.

                  (a) Exercise of Right. Option Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Employee desires to transfer all or any part of the Option Shares to any person other than the Company (an "Offeror"), the Employee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Employee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Option Shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Employee. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

                  (b) Sale of Option Shares to Offeror. The Employee may, for 60 days after the expiration of the 15-day option period as set forth in
         Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Employee shall not sell such Option Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Employee, within 30 days of its receipt of the Option Notice, stating that the Employee shall not sell his or her Option Shares to such Offeror; and provided, further, that prior to the sale of such Option Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 15.

                  (c) Failure to Deliver Option Shares. If the Employee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 15, the Company or its assignee shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Employee, whereupon such Company Option Shares shall be deemed to have been purchased by the Company or its assignee, as the case may be. All such monies shall be held by the bank or trust company for the benefit of the Employee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Employee shall thereafter look only to the Company for payment.

                  (d) Expiration of Company's Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Option Shares on the earliest to occur of (i) the tenth anniversary of the date of this Agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition.

          16. Early Disposition. The Employee agrees to notify the Company in writing immediately after the Employee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this Agreement or (b) the date that is one year after the date on which the Employee acquired such Option Shares. The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

          17. Lock-up Agreement. The Employee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Option Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

          18. Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in Delaware, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

         19. Provision of Documentation to Employee. By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

         20. Miscellaneous.

                  (a) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Employee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

                  (b) Entire Agreement: Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                  (c) Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

                  (d) Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board.

                  (e) Definition of Good Reason. "Good reason" means, with respect to any Employee, any of the following actions taken without the Employee's consent: (i) a reduction by the Company in the Employee's annual base salary as in effect on the date of the consummation of the Acquisition or as the same may be increased from time to time; or (ii) the failure by the Company to pay to the Employee any portion of the Employee's current compensation within seven (7) days of the date such compensation is due; or (iii) a substantial reduction in the value of the Employee's benefit package from the value of the Employee's benefit package on the date of the consummation of the Acquisition.

                  (e) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                  (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

                  (g) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

                    End of Incorporated Terms and Conditions

                               ATHENAHEALTH, INC.
                         NON-OUALIFIED OPTION AGREEMENT

         athenahealth, Inc. (the "Company") hereby grants the following stock option pursuant to its 2000 Stock Option and Incentive Plan. The Incorporated Terms and Conditions attached hereto are also a part hereof.

--------------------------------------------------------------------------------
 Name of Recipient (the "Recipient"):
--------------------------------------------------------------------------------
 Date of this option grant:
--------------------------------------------------------------------------------
 Number of shares of the Company's Common
 Stock subject to this option ("Option  Shares"):
--------------------------------------------------------------------------------
 Option exercise price per share:
--------------------------------------------------------------------------------
 Number, if any, of Option Shares that may be
 purchased on or after grant date:                           None
--------------------------------------------------------------------------------
 Number of Option Shares subject to vesting
 schedule:                                                   All
--------------------------------------------------------------------------------
 Vesting Start Date:
--------------------------------------------------------------------------------

Vesting Schedule:


--------------------------------------------------------------------------------------------------------
 At each anniversary of the Vesting Start                    of the Option Shares, with any
 Date, for                                                   fractional shares accumulating and
                                                             vesting at the end of each 12 month
                                                             period
--------------------------------------------------------------------------------------------------------
 Payment alternatives (specify any or all of
 Section 7(a)(i) though (iv):                                Section 7(a)(i) through (iii)
--------------------------------------------------------------------------------------------------------

This option satisfies in full all commitments that the Company has to the Employee with respect to the issuance of stock, stock options or other equity securities.

================================================================================

                                            athenahealth, Inc.

---------------------------------
Signature of Employee                       By:
                                                --------------------------------
                                                Name of Officer: Carl Byers
---------------------------------               Title: Chief Financial Officer
Street Address

---------------------------------
City/State/Zip Code

                               athenahealth, Inc.

    NON-QUALIFIED STOCK OPTION AGREEMENT - INCORPORATED TERMS AND CONDITIONS

         1. Grant Under Plan. This option is granted pursuant to and is governed by the Company's 2000 Stock Option and Incentive Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

         2. Grant as Non-Qualified Stock Option. This option is a non-statutory stock option and is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

         3. Vesting of Option if Business Relationship Continues. The Recipient may exercise this option on or after the date of this option grant for the number of shares of Company Common Stock, if any, set forth on the cover page hereof. If the Recipient has continuously maintained a Business Relationship (as defined herein) with the Company through the dates listed on the vesting schedule set forth on the cover page hereof, the Recipient may exercise this option for the additional number of shares of Company Common Stock set opposite the applicable vesting date. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Recipient ceases to have a Business Relationship with the Company) may be exercised only before the date which is ten years from the date of this option grant.

         4. Termination of Business Relationship.

                  (a) Termination Other Than for Cause. If the Recipient ceases to have a Business Relationship with the Company, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option may no longer be exercised after the passage of three months from the Recipient's last day of such Business Relationship, but in no event later than the scheduled expiration date. For purposes hereof, the Recipient's Business Relationship shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the Business Relationship of the Recipient after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company's written approval of the leave of absence.

                  (b) Termination for Cause. If the Business Relationship of the Recipient is terminated for Cause (as defined in Section 4(c)), this option shall may no longer be exercised from and after the Recipient's receipt of written notice of such termination.

                  (c) Definition of Cause. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Recipient, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her employment; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company;
          (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company.

                  (d) Definition of Business Relationship. "Business Relationship" shall mean any period during which the Recipient is an employee, officer or director of or consultant to the Company.

         5. Death: Disability.

                  (a) Death. If the Recipient dies during the period of his or her Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of his or her death, by the Recipient's estate, personal representative or beneficiary to whom this option has been transferred pursuant to
         Section 10, only at any time within 180 days after the date of death, but not later than the scheduled expiration date.

                  (b) Disability. If the Recipient ceases to have a Business Relationship with the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of such Business Relationship, only at any time within 180 days after such cessation of such Business Relationship, but not later than the scheduled expiration date. For purposes hereof, "disability" means "permanent and total disability" as defined in
         Section 22(e)(3) of the Code.

         6. Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

         7. Payment of Exercise Price.

                  (a) Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

                  (i)      by check payable to the order of the Company; or

         (ii) if the Company's Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Recipient to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

         (iii) subject to Section 7(b) below, if the Company's Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Company Common Stock having a fair market value equal as of the date of exercise to the option price; or

         (iv) by check payable to the order of the Company for the par value of the shares being purchased plus delivery of the Recipient's [three]-year personal full recourse promissory note for the balance of the exercise price, with such note bearing interest payable not less than annually at the applicable Federal rate, as defined in Section 1274(d) of the Code.

         In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Company's Common Stock on the principal national securities exchange on which the Company's Common Stock is traded, if the Company's Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Company's Common Stock on the Nasdaq National Market (or successor trading system), if the Company's Common Stock is not then traded on a national securities exchange.

         (b) Limitations on Payment by Delivery of Common Stock. If Section 7(a)(iii) is applicable, and if the Recipient delivers Company Common Stock held by the Recipient ("Old Stock") to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Recipient and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Recipient paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Recipient may not pay any part of the exercise price hereof by transferring Company Common Stock to the Company unless such Common Stock has been owned by the Recipient free of any substantial risk of forfeiture for at least six months.

          8. Securities Laws Restrictions on Resale. Until registered under the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"), the Option Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Unless the Option Shares have been registered under the Securities Act, each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

         "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Option Agreement dated as of [date], a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

          9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Recipient and if the Recipient shall so request in the notice exercising this option, shall be registered in the name of the Recipient and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Recipient, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

         10. Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Recipient's lifetime only the Recipient can exercise this option.

         11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Recipient to exercise it.

         12. No Obligation to Continue Business Relationship. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company to continue any Business Relationship with the Recipient.

         13. Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

          14. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Recipient hereby agrees that the Company may withhold from the Recipient's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Recipient on exercise of this option. The Recipient further agrees that, if the Company does not withhold an amount from the Recipient's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Recipient will make reimbursement on demand, in cash, for the amount underwithheld.

         15. Restrictions on Transfer; Company's Right of First Refusal.

                  (a) Exercise of Right. Option Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Recipient desires to transfer all or any part of the Option Shares to any person other than the Company (an "Offeror"), the Recipient shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Recipient's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Option Shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Recipient. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Recipient shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

                  (b) Sale of Option Shares to Offeror. The Recipient may, for 60 days after the expiration of the 15-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Recipient shall not sell such Option Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Recipient, within 30 days of its receipt of the Option Notice, stating that the Recipient shall not sell his or her Option Shares to such Offeror; and provided, further, that prior to the sale of such Option Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 15.

                  (c) Failure to Deliver Option Shares. If the Recipient fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 15, the Company or its assignee shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Recipient, whereupon such Company Option Shares shall be deemed to have been purchased by the Company or its assignee, as the case may be. All such monies shall be held by the bank or trust company for the benefit of the Recipient. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Recipient shall thereafter look only to the Company for payment.

                  (d) Expiration of Company's Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Option Shares on the earliest to occur of (i) the tenth anniversary of the date of this Agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition.

         16. Lock-up Agreement. The Recipient agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Option Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

          17. Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in Delaware, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

         18. Provision of Documentation to Recipient. By signing this Agreement the Recipient acknowledges receipt of a copy of this Agreement and a copy of the Plan.

         19. Miscellaneous.

                  (a) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Recipient, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

                  (b) Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                  (c) Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

                  (d) Issuances of Securities: Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Recipient in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board.

                  (e) Definition of Good Reason. "Good reason" means, with respect to any Recipient, any of the following actions taken without the Recipient's consent: (i) a reduction by the Company in the Recipient's annual base salary as in effect on the date of the consummation of the Acquisition or as the same may be increased from time to time; or (ii) the failure by the Company to pay to the Recipient any portion of the Recipient's current compensation within seven (7) days of the date such compensation is due; or (iii) a substantial reduction in the value of the Recipient's benefit package from the value of the Recipient's benefit package on the date of the consummation of the Acquisition.

                  (e) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                  (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

                  (g) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

                    End of Incorporated Terms and Conditions